EXHIBIT 99.1

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URS



Lunch Meeting with URS Management

December 12, 2013

Forward Looking Statements



Statements contained in this presentation that are not historical facts may constitute forward-looking statements, including statements relating to future revenues, future earnings, future share repurchases and dividends, future acquisitions, future free cash flow, future business projects, future backlog and book of business, and other future business, economic and industry trends and conditions. We believe that our expectations are reasonable and are based on reasonable assumptions; however, we caution against relying on any of our forward-looking statements as such forward-looking statements by their nature involve risks and uncertainties. A variety of factors, including but not limited to the following, could cause our business and financial results, as well as the timing of events, to differ materially from those expressed or implied in our forward-looking statements: declines in the economy or client spending; federal budget cuts; changes in our book of business; our compliance with government regulations; integration of acquisitions; employee, agent or partner misconduct; our ability to procure government contracts; liabilities for pending and future litigation; environmental liabilities; changes in oil, natural gas and other commodity prices; weather conditions; availability of bonding and insurance; our reliance on government appropriations; unilateral termination provisions in government contracts; impairment of our goodwill; our ability to make accurate estimates and assumptions; our accounting policies; workforce utilization; our and our partners' ability to bid on, win, perform and renew contracts and projects; our dependence on partners, subcontractors and suppliers; customer payment defaults; our ability to recover on claims; impact of target and fixed-priced contracts on earnings; the inherent dangers at our project sites; the impact of changes in laws and regulations; nuclear indemnifications and insurance; misstatements in expert reports; a decline in defense spending; industry competition; our ability to attract and retain key individuals; retirement plan obligations; our leveraged position and the ability to service our debt; restrictive covenants in finance arrangements; risks associated with international operations; business activities in high security risk countries; information technology risks; natural and man-made disaster risks; our relationships with labor unions; our ability to protect our intellectual property rights; anti-takeover risks and other factors discussed more fully in our Form 10-Q for the period ended September 27, 2013, as well as in other reports subsequently filed from time to time with the United States Securities and Exchange Commission. The forward-looking statements represent our current intentions as of the date on which they were made and we assume no obligation to revise or update any forward-looking statements.

URS

Welcome



- **Martin Koffel, Chairman & CEO**

  Overview

- **Bill Lingard, President & COO**

  Review of Business, Outlook for Key Markets

- **Tom Hicks, Executive Vice President & CFO**

  Financial Review

- **Questions & Answers**






NJ TRANSIT
2032B

URS

Positioned for Growth and Value Creation



- **Powerful platform for growth and value creation now built**
  - Diversified business mix with leadership positions in participating markets
  - Proven ability to perform across business cycles
  - Full service capabilities, world-class technical expertise and international footprint
  - Substantial long-term organic growth opportunities

- **Long-term focus on organic growth and returning value to stockholders**
  - $2.4B in cumulative free cash flow* (FCF) from FY 2008 through 3Q 2013
  - Modified executive compensation plan underscores commitment to FCF*, organic growth and returning value to stockholders
  - Returned $140M to stockholders through share repurchase and dividends in first nine months of FY 2013
  - Expect to return at least $500M to stockholders in total in FY 2014 and FY 2015

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Note: *Free cash flow defined as net cash from operating activities (CFO) less capital expenditures. See reconciliation table for GAAP equivalent.

Enhanced Strategic Business Mix



FY 2011



Infrastructure
19%
Oil & Gas
7%
Power
12%
Industrial
13%
Federal
49%

68% Public Sector
32% Private Sector

9 Months FY 2013



Infrastructure
17%
Oil & Gas
29%
Power
9%
Industrial
10%
Federal
35%

52% Public Sector
48% Private Sector

Strategically Positioned Between Public & Private Sectors
Significant Increase in Attractive Oil & Gas Sector

URS

Note: Data based on total revenue of $9.5B for FY 2011 and $8.3B for 9 Months FY 2013.

Portfolio Effect of Market Cycles



Federal Sector
Infrastructure Sector
Oil & Gas Sector
Industrial Sector
Power Sector
Time

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Strong Performance Through the Cycle

Adjusted EBITDA and Margin[1]



($M)
(%)
900
800
700
600
500
400
300
200
100
0
10
9
8
7
6
5
4
3
$626
$605
$560
$626
$805
$612
$614
6.2%
6.5%
6.1%
6.6%
7.3%
7.6%
7.4%
2008
2009
2010
2011
2012
9 Mo. '12
9 Mo. '13
Adj. EBITDA
Margin (%)

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Notes: (1) See reconciliation table for adjusted EBITDA and margin, and reconciliation to operating income.

Full Service Capabilities Preferred by Clients




Technical Services
Project Development
Program Management
IT Services
Planning, Design & Engineering
Construction & Management
Operations & Maintenance
Decommissioning & Closure

Favorable Contract Structures

FY 2012 Contract Risk Profile


Reimbursable Cost(1)
Fixed Price(2)

Complementary Service Offering

FY 2012 Revenue by Service Offering


Engineering & Technical Services
Operations & Maintenance
Construction Management & Construction

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Notes: (1) Reimbursable contracts include: Reimbursable, Time & Materials and Target Price contracts.

(2) Fixed-Price contracts include: Firm Fixed-Price and Fixed-Price Per Unit contracts. URS has limited exposure to "lump sum" turnkey projects.

Positive Long-Term Fundamentals Across Markets



End Market	Long-term Growth Drivers
Oil & Gas	▪ Sustained oil prices and investments ▪ Strong demand for lifecycle services
Power	▪ Federal & state air quality legislation and regulation ▪ T&D: Aging, undersized infrastructure
Industrial	▪ Investments in US manufacturing facilities ▪ Growth in outsourced facilities management
Federal	▪ Uncertainty regarding federal budget / sequestration ▪ Focus on UK outsourcing & US government technology markets
Infrastructure	▪ Diversified funding sources (MAP-21, bonds, TIFIA) ▪ Improvements in the UK infrastructure market

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Attractive Financial Profile



- **Strong margin performance**
  - Cost control and efficiency is an ongoing discipline
- **Cash flow driven**
  - Working capital management remains an integral part of culture
  - Strong operating cash flow + low capital requirements = Strong FCF*
  - 9 Months FY 2013 FCF* $290 million, 47% year over year increase from FY 2012
- **Clear capital allocation priorities**
  - Expect to return at least $500M to stockholders in total in FY 2014 and FY 2015 through share repurchases and dividends
  - Expect to use no more than $200 million in total cash on acquisitions in FY 2014 and FY 2015 to augment organic growth
  - Maintaining investment-grade rating key to organic growth

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Note: *Free cash flow (FCF) defined as net cash from operating activities (CFO) less capital expenditures. See reconciliation table for GAAP equivalent.

Low Capital Requirements



D&A + Intangible Amortization Significantly Exceeds Net Capex[(1)]


($M)
250
200
150
100
50
0
(50)
2008
2009
2010
2011
2012
9 Mo. '12
9 Mo. '13
D&A
Intangible Amortization
Net Capex

Low Capital Intensity


(%)
1.5
1.0
0.5
0.0
0.9%
0.0%
0.5%
0.7%
1.2%
1.3%
0.9%
2008
2009
2010
2011
2012
9 Mo. '12
9 Mo. '13
Net Capex to Revenue(1)

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Notes: (1) See reconciliation table for net capex, net capex to revenue and GAAP equivalents.

Solid Free Cash Flow – At Inflection Point



Free Cash Flow Generation[1]



($M)
Washington Group International Acquisition: November 2007
Flint Energy Services Acquisition: May 2012
No Significant Acquisitions Expected through 2015
700
600
500
400
300
200
100
0
$283
$610
$481
$438
$305
$197
$290
47% Increase
2008
2009
2010
2011
2012(2)
9 Mo. '12
9 Mo. '13

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Notes: (1) Free cash flow defined as net cash from operating activities (CFO) less capital expenditures. See reconciliation table for GAAP equivalent.

(2) The operating results of Flint have been included in our consolidated results since the acquisition on May 14, 2012.

Impact of Changes in Net Working Capital



Free Cash Flow[1] & Changes in Net Working Capital[2]


($)
700
600
500
400
300
200
100
0
(100)
(200)
(300)
2008
2009
2010
2011
2012
$283
$610
$481
$438
$305
-$140
$89
-$97
-$125
-$237
Free cash flow is directly related to the changes in net working capital
Change driven by Flint acquisition and increase in accounts receivable
Free Cash Flow
Changes in Net Working Capital

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Notes: (1) Free cash flow defined as net cash from operating activities (CFO) less capital expenditures. See reconciliation table for GAAP equivalent.

(2) Changes in net working capital is defined as the summation of changes in operating assets, liabilities, and other from the consolidated statements of cash flows.

Changes in Unbilled Accounts Receivable In Other Long-term Assets

Unbilled Accounts Receivable (A/R) in Other Long-term Assets (LTA)


($)
Build-up of unbilled A/R in other long-term assets is primarily due to performance-based incentive fees from chemical demilitarization and DOE programs
$105M was transferred from LTA to unbilled A/R in 3Q13
450
400
350
300
250
200
150
100
50
0
$185
$265
$344
$377
$315
Build-up of Unbilled A/R in Other LTA
Reduction of Unbilled A/R in LTA- Potential Benefit to FCF
2011
2012
1Q13
2Q13
3Q13

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Earnings vs. Free Cash Flow

Adjusted Earnings Per Share vs. Free Cash Flow (FCF) Per Share[1]


($)
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
2008
2009
2010
2011
2012
$2.59
$3.43
$1.69
$3.16
$7.46
-$1.09
$3.28
$5.92
$1.19
$3.53
$5.67
$1.61
$4.17
$4.09
$3.18
Adj. EPS
FCF Per Share
Excluding Changes in Net Working Capital Per Share(2)

Notes: (1) Free cash flow defined as net cash from operating activities (CFO) less capital expenditures. See reconciliation table for adjusted earnings per share, free cash flow per share and GAAP equivalents.

(2) Changes in net working capital is defined as the summation of changes in operating assets, liabilities, and other from the consolidated statements of cash flows.

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Focused on Returning Value to Stockholders

Cumulative Share Repurchases and Dividends


Diluted Weighted-Average Shares Outstanding (M)
82.4
81.8
81.3
77.3
74.5
74.3
($M)
700
600
500
400
300
200
100
0
Expect to return at least $500M to stockholders in total in 2014 and 2015
$42
$84
$212
$455
$539
$679
2008
2009
2010
2011
2012
9 Mo. '13

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Appendix

Revenue & Backlog by Sector



Oil & Gas

FY 2012 Revenue Mix



- Upstream
- Midstream
- Downstream

FY 2012 Revenue	$2.3 B
3Q 2013 Backlog	$1.2 B

Power

FY 2012 Revenue Mix



- Air Quality Control Systems
- Nuclear Services
- Fossil Generation
- T&D and Other

FY 2012 Revenue	$1.3 B
3Q 2013 Backlog	$1.3 B

Industrial

FY 2012 Revenue Mix



- Manufacturing & Other
- Facilities Mgmt
- Chem / Pharma
- Mining

FY 2012 Revenue	$1.1 B
3Q 2013 Backlog	$1.1 B

Federal

FY 2012 Revenue Mix



- DOD
- DOE, NDA
- Other Agencies

FY 2012 Revenue	$4.4 B
3Q 2013 Backlog	$5.2 B

Infrastructure

FY 2012 Revenue Mix



- Transportation
- Water / Wastewater
- Facilities, Other

FY 2012 Revenue	$1.8 B
3Q 2013 Backlog	$2.9 B

URS

Book of Business Supports Outlook



Book of Business[1] ($B)



Total: 23.3
Indefinite Delivery Contracts 7.7
Option Years 3.9
Backlog 11.6
20.0
10.0
0.0
3Q 2013

Book of Business

- ✓ Multi-year revenues in backlog
- ✓ > 90% of option years typically converts into backlog
- ✓ > 50% of indefinite delivery contracts typically converts into backlog
- ✓ Multi-year agency / equity method JV contracts are included at the net earnings level[2]

Backlog by Market Sector ($B)	3Q 2013
Federal	5.2
Infrastructure	2.9
Oil & Gas	1.2
Power	1.3
Industrial	1.1
Total backlog[1]	**11.6**

URS

Notes: (1) Total may differ slightly due to rounding.
(2) Programs managed under an agency or equity joint venture basis with URS serving as the lead partner. Shown for purposes of inter-sector comparability.

Revenue Breakdown



Amounts shown in the table below are net of eliminations.

(In millions)	Federal	Infrastructure	Oil and Gas	Power	Industrial	Total
Three months ended September 27, 2013						
Infrastructure & Environment	$ 137.8	$ 414.8	$ 139.2	$ 63.3	$ 147.9	$ 903.0
Federal Services	538.5	—	—	—	—	538.5
Energy & Construction	244.9	74.3	136.4	185.1	127.0	767.7
Oil & Gas	—	—	526.3	—	—	526.3
Total	$ 921.2	$ 489.1	$ 801.9	$ 248.4	$ 274.9	$ 2,735.5
Nine months ended September 27, 2013						
Infrastructure & Environment	$ 464.2	$ 1,218.4	$ 415.9	$ 181.2	$ 492.7	$ 2,772.4
Federal Services	1,775.0	—	—	—	—	1,775.0
Energy & Construction	703.3	194.7	334.5	542.4	357.2	2,132.1
Oil & Gas	—	—	1,650.5	—	—	1,650.5
Total	$ 2,942.5	$ 1,413.1	$ 2,400.9	$ 723.6	$ 849.9	$ 8,330.0
Three months ended September 28, 2012						
Infrastructure & Environment	$ 145.4	$ 395.8	$ 138.7	$ 50.3	$ 170.5	$ 900.7
Federal Services	682.6	—	—	—	—	682.6
Energy & Construction	273.2	68.1	97.0	240.4	93.4	772.1
Oil & Gas (1)	—	—	592.2	—	—	592.2
Total	$ 1,101.2	$ 463.9	$ 827.9	$ 290.7	$ 263.9	$ 2,947.6
Nine months ended September 28, 2012						
Infrastructure & Environment	$ 500.6	$ 1,171.4	$ 399.0	$ 158.2	$ 527.5	$ 2,756.7
Federal Services	2,117.5	—	—	—	—	2,117.5
Energy & Construction	810.4	178.5	186.6	752.2	328.2	2,255.9
Oil & Gas (1)	—	—	869.7	—	—	869.7
Total	$ 3,428.5	$ 1,349.9	$ 1,455.3	$ 910.4	$ 855.7	$ 7,999.8

Notes: (1) The operating results of Flint have been included in our consolidated results since the acquisition on May 14, 2012.

Revenues and Operating Income by Division



(In millions)	Three Months Ended September 27, 2013	Three Months Ended September 28, 2012	Nine Months Ended September 27, 2013	Nine Months Ended September 28, 2012
Revenues				
Infrastructure & Environment	$ 922.3	$ 920.7	$ 2,833.2	$ 2,851.1
Federal Services	538.9	682.8	1,776.3	2,118.1
Energy & Construction	775.5	781.5	2,168.7	2,285.1
Oil & Gas (1)	532.6	592.2	1,672.3	869.7
Inter-segment eliminations	(33.8)	(29.6)	(120.5)	(124.2)
Total revenues	$ 2,735.5	$ 2,947.6	$ 8,330.0	$ 7,999.8
Operating income (loss)				
Infrastructure & Environment	$ 59.3	$ 67.1	$ 162.1	$ 175.7
Federal Services	57.6	64.8	225.3	217.5
Energy & Construction	57.4	64.6	121.1	167.5
Oil & Gas (1)	19.3	28.9	28.7	31.9
Corporate	(14.3)	(21.8)	(59.9)	(78.1)
Total operating income (loss)	$ 179.3	$ 203.6	$ 477.3	$ 514.5

URS

Notes: (1) The operating results of Flint have been included in our consolidated results since the acquisition on May 14, 2012.

Reconciliation Tables



The following non-GAAP measures are not computed in accordance with generally accepted accounting principles ("GAAP"). These non-GAAP measures are useful to us, and may be useful to investors, because they permit a comparison of the actual performance of our ongoing business to prior periods; however, they should not be used as a substitute for their reconciled GAAP measures.

EBITDA Reconciliation ($M)

	2008	2009	2010	2011	2012	9mo. '12	9mo. '13
Adjusted EBITDA	626	605	560	626	805	612	614
Depreciation and amortization	(90)	(87)	(84)	(82)	(132)	(92)	(116)
Amortization of intangible assets	(53)	(53)	(49)	(61)	(101)	(74)	(81)
Write-down of an intangible asset related to the discontinuation						-	-
of the "Washington" trade name, pre-tax	-	(33)	-	-	-	-	-
Sale of our equity investment in MIBRAG, pre-tax	-	48	-	-	-	-	-
Goodwill impairment charge, pre-tax	-	-	-	(351)	-	-	-
Restructuring charge, pre-tax	-	-	(11)	(6)	-	-	-
Loss on extinguishment of debt, pre-tax	-	-	-	(3)	-	-	-
Acquisition-related expenses, pre-tax	-	-	(12)	(1)	-	-	-
Interest expense	(91)	(48)	(31)	(22)	(71)	(51)	(66)
Net income tax benefit	-	-	42	-	-	-	-
Income tax expense	(173)	(163)	(128)	(143)	(190)	(155)	(123)
GAAP Net income (loss) attributable to URS	**220**	**269**	**288**	**(43)**	**311**	**240**	**228**

Note: Totals may differ slightly due to rounding.

EBITDA Margin Reconciliation (%)

	2008	2009	2010	2011	2012	9mo. '12	9mo. '13
Revenue ($M)	10,086	9,249	9,177	9,545	10,973	8,000	8,330
Adjusted EBITDA ($M)	626	605	560	626	805	612	614
Adjusted EBITDA Margin (%)	**6.2%**	**6.5%**	**6.1%**	**6.6%**	**7.3%**	**7.6%**	**7.4%**

Notes: Adjusted EBITDA margin defined as adjusted EBITDA divided by revenue.
Totals may differ slightly due to rounding.

Adjusted EPS Reconciliation ($)

	2008	2009	2010	2011	2012
Adjusted diluted EPS before the impact of the following items:	2.59	3.16	3.28	3.53	4.17
Write-down of an intangible asset related to the discontinuation					
of the "Washington" trade name, net of tax	-	(0.24)	-	-	-
Sale of our equity investment in MIBRAG, net of tax	-	0.37	-	-	-
Goodwill impairment charge, net of tax	-	-	-	(3.99)	-
Restructuring charge, net of tax	-	-	(0.11)	(0.07)	-
Loss on extinguishment of debt, net of tax	-	-	-	(0.02)	-
Acquisition-related expenses, net of tax	-	-	(0.15)	(0.01)	-
Net income tax benefit	-	-	0.52	-	-
GAAP Diluted EPS	**$2.59**	**$ 3.29**	**$3.54**	**$(0.56)**	**$4.17**

URS

Reconciliation Tables



The following non-GAAP measures are not computed in accordance with generally accepted accounting principles ("GAAP"). These non-GAAP measures are useful to us, and may be useful to investors, because they permit a comparison of the actual performance of our ongoing business to prior periods; however, they should not be used as a substitute for their reconciled GAAP measures.

Free Cash Flow Reconciliation ($M)

	2008	2009	2010	2011	2012	9mo. '12	9mo. '13
Free cash flow	283	610	481	438	305	197	290
Capital expenditures	92	42	45	68	125	102	68
Net cash from operating activities (CFO)	**374**	**652**	**526**	**506**	**430**	**299**	**358**

Notes: Free cash flow defined as net cash from operating activities less capital expenditures.
Totals may differ slightly due to rounding.

	2008	2009	2010	2011	2012	9mo. '12	9mo. '13
Free cash flow ($M)	283	610	481	438	305	197	290
Diluted Weighted-Average Shares Outstanding (M)	82	82	81	77	75	75	74
Free Cash Flow Per Share ($)	**$ 3.43**	**$7.46**	**$5.92**	**$5.67**	**$ 4.09**	**$ 2.65**	**$ 3.90**

Note: Totals may differ slightly due to rounding.

Net Capex Reconciliation ($M)

	2008	2009	2010	2011	2012	9mo. '12	9mo. '13
Net Capex	$ 87	$ (4)	$ 50	$ 68	$ 128	$ 101	$ 72
Equipment acquired with capital lease obligations and equipment note obligations	(12)	(9)	(13)	(14)	(28)	(16)	(36)
Proceeds from disposal of property and equipment	17	55	8	14	25	17	33
Capital expenditures, less equipment purchased through capital leases and equipment notes	92	42	45	68	125	102	68

Note: Totals may differ slightly due to rounding.

Net Capex to Revenue Reconciliation (%)

	2008	2009	2010	2011	2012	9mo. '12	9mo. '13
Revenue ($M)	10,086	9,249	9,177	9,545	10,973	8,000	8,330
Net Capex ($M)	87	(4)	50	68	128	101	72
Net Capex to Revenue (%)	**0.9%**	**0.0%**	**0.5%**	**0.7%**	**1.2%**	**1.3%**	**0.9%**

Notes: Net capex to revenue defined as net capex divided by revenue.
Totals may differ slightly due to rounding.

Changes in Net Working Capital

	2008	2009	2010	2011	2012
Excluding changes in operating assets, liabilities and other (net working capital) ($M)	140	(89)	97	125	237
Diluted Weighted-Average Shares Outstanding (M)	82	82	81	77	75
Excluding Changes in Net Working Capital Per Share	**$1.69**	**$(1.09)**	**$1.19**	**$ 1.61**	**$3.18**

Notes: Net working capital is defined as the summation of the changes in operating assets, liabilities and other from the consolidated statements of cash flows.
Totals may differ slightly due to rounding.

URS

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